Exhibit 99.1

ANNEX A

 The Trust Student Loan Pool as of January 31, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, Navient CFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provides for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,118,789 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust
2003-11

student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$735,741,967
Aggregate Outstanding Principal Balance – Treasury Bill	$94,105,812
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.79%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$641,636,155
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.21%
Number of Borrowers	26,108
Average Outstanding Principal Balance Per Borrower	$28,181
Number of Loans	44,597
Average Outstanding Principal Balance Per Loan – Treasury Bill	$27,293
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,593
Weighted Average Remaining Term to Scheduled Maturity	186 months
Weighted Average Annual Interest Rate	5.20%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See "Special Allowance Payments" in Appendix A to the preliminary remarketing memorandum.

The category "Other" in the table above represents the Health Education Assistance Loan Program (which we refer to as "HEAL" and the loans originated under such program as "HEAL Loans") portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.
2003-11

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$37,582	*
3.01% to 3.50%	2,759	31,918,772	4.3%
3.51% to 4.00%	3,586	77,722,176	10.6
4.01% to 4.50%	15,755	205,937,886	28.0
4.51% to 5.00%	14,313	209,439,254	28.5
5.01% to 5.50%	2,016	39,759,256	5.4
5.51% to 6.00%	639	16,837,678	2.3
6.01% to 6.50%	642	17,261,269	2.3
6.51% to 7.00%	650	15,189,606	2.1
7.01% to 7.50%	558	14,455,894	2.0
7.51% to 8.00%	1,539	39,408,598	5.4
8.01% to 8.50%	1,024	29,244,547	4.0
Equal to or greater than 8.51%	1,114	38,529,451	5.2

Total	44,597	$735,741,967	100.0

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – Sallie Mae's Student Loan Financing Business" in the original prospectus.
2003-11

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,314	$13,269,557	1.8%
$5,000.00-$ 9,999.99	3,660	28,084,043	3.8
$10,000.00-$14,999.99	3,697	45,518,654	6.2
$15,000.00-$19,999.99	2,264	39,370,497	5.4
$20,000.00-$24,999.99	1,904	42,844,646	5.8
$25,000.00-$29,999.99	1,559	42,628,889	5.8
$30,000.00-$34,999.99	1,203	38,962,353	5.3
$35,000.00-$39,999.99	900	33,689,775	4.6
$40,000.00-$44,999.99	753	31,927,933	4.3
$45,000.00-$49,999.99	683	32,357,931	4.4
$50,000.00-$54,999.99	539	28,258,557	3.8
$55,000.00-$59,999.99	461	26,450,062	3.6
$60,000.00-$64,999.99	392	24,498,120	3.3
$65,000.00-$69,999.99	301	20,292,356	2.8
$70,000.00-$74,999.99	284	20,581,211	2.8
$75,000.00-$79,999.99	235	18,193,691	2.5
$80,000.00-$84,999.99	228	18,791,149	2.6
$85,000.00-$89,999.99	217	18,951,407	2.6
$90,000.00-$94,999.99	153	14,124,043	1.9
$95,000.00-$99,999.99	161	15,684,410	2.1
$100,000.00 and above	1,200	181,262,684	24.6

Total	26,108	$735,741,967	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	42,562	$685,780,970	93.2%
31-60 days	693	15,428,235	2.1
61-90 days	332	8,889,647	1.2
91-120 days	229	5,709,197	0.8
121-150 days	193	4,646,537	0.6
151-180 days	139	4,121,402	0.6
181-210 days	106	2,359,402	0.3
Greater than 210 days	343	8,806,577	1.2

Total	44,597	$735,741,967	100.0%

2003-11

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	70	$33,155	*
4 to 12	219	252,788	*
13 to 24	470	1,206,058	0.2%
25 to 36	5,455	9,542,308	1.3
37 to 48	1,881	6,780,620	0.9
49 to 60	1,394	7,173,213	1.0
61 to 72	1,076	8,016,196	1.1
73 to 84	1,007	8,973,526	1.2
85 to 96	7,039	47,435,813	6.4
97 to 108	2,233	20,899,065	2.8
109 to 120	1,730	19,248,775	2.6
121 to 132	2,437	50,819,155	6.9
133 to 144	1,755	39,835,523	5.4
145 to 156	4,658	75,448,437	10.3
157 to 168	1,661	33,358,653	4.5
169 to 180	1,234	25,782,692	3.5
181 to 192	887	21,318,182	2.9
193 to 204	655	16,647,765	2.3
205 to 216	3,394	97,384,364	13.2
217 to 228	1,128	36,733,901	5.0
229 to 240	912	32,892,675	4.5
241 to 252	683	29,315,588	4.0
253 to 264	508	22,115,690	3.0
265 to 276	586	29,281,103	4.0
277 to 288	429	22,606,834	3.1
289 to 300	361	18,875,513	2.6
301 to 312	242	15,261,067	2.1
313 to 324	98	6,144,637	0.8
325 to 336	70	4,455,794	0.6
337 to 348	75	5,893,517	0.8
349 to 360	136	11,993,711	1.6
361 and above	114	10,015,651	1.4

Total	44,597	$735,741,967	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools –Sallie Mae's Student Loan Financing Business" in the original prospectus.
2003-11

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,853	$40,751,679	5.5%
Forbearance	2,292	62,610,515	8.5
Repayment
First year in repayment	612	23,291,388	3.2
Second year in repayment	582	22,710,909	3.1
Third year in repayment	624	19,928,083	2.7
More than 3 years in repayment	38,634	566,449,394	77.0

Total	44,597	$735,741,967	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools –Sallie Mae's Student Loan Financing Business" in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 109.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2003-11

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.9	-	222.6
Forbearance	-	4.0	221.2
Repayment	-	-	180.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $40,751,679 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $21,945,619 or approximately 53.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-11

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	290	$4,978,533	0.7%
Alaska	99	1,735,454	0.2
Arizona	956	16,340,712	2.2
Arkansas	240	4,060,584	0.6
California	4,898	91,901,619	12.5
Colorado	802	13,811,810	1.9
Connecticut	755	11,825,125	1.6
Delaware	124	2,122,529	0.3
District of Columbia	200	3,568,710	0.5
Florida	2,294	45,960,440	6.2
Georgia	1,261	24,543,634	3.3
Hawaii	157	2,914,391	0.4
Idaho	175	3,191,657	0.4
Illinois	1,758	26,719,017	3.6
Indiana	1,353	18,906,493	2.6
Iowa	281	4,574,072	0.6
Kansas	776	10,151,097	1.4
Kentucky	317	4,326,644	0.6
Louisiana	1,214	22,308,378	3.0
Maine	143	1,907,322	0.3
Maryland	1,219	22,371,878	3.0
Massachusetts	1,970	25,420,543	3.5
Michigan	930	15,405,673	2.1
Minnesota	737	11,804,131	1.6
Mississippi	347	5,783,314	0.8
Missouri	915	14,317,620	1.9
Montana	93	1,325,304	0.2
Nebraska	118	1,965,979	0.3
Nevada	236	4,181,313	0.6
New Hampshire	235	3,136,799	0.4
New Jersey	1,420	24,149,291	3.3
New Mexico	146	1,741,668	0.2
New York	3,806	59,848,936	8.1
North Carolina	905	14,032,017	1.9
North Dakota	33	653,148	0.1
Ohio	230	4,541,872	0.6
Oklahoma	968	16,274,897	2.2
Oregon	848	14,188,678	1.9
Pennsylvania	1,936	29,235,616	4.0
Rhode Island	147	2,521,801	0.3
South Carolina	412	7,311,891	1.0
South Dakota	41	654,831	0.1
Tennessee	701	12,452,401	1.7
Texas	3,809	59,829,319	8.1
Utah	130	2,915,704	0.4
Vermont	85	1,709,019	0.2
Virginia	1,403	19,554,465	2.7
Washington	1,564	22,419,539	3.0
West Virginia	175	2,504,778	0.3
Wisconsin	487	8,701,428	1.2
Wyoming	37	846,538	0.1
Other	421	8,093,356	1.1

Total	44,597	$735,741,967	100.0%
2003-11

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer's records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower's income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2003-11

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	24,398	$309,242,062	42.0%
Other Repayment Options(1)	20,199	426,499,905	58.0

Total	44,597	$735,741,967	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 767 loans with an aggregate outstanding principal balance of $26,820,617 currently in an interest-only period.  These interest-only loans represent approximately 3.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	22,111	$312,981,291	42.5%
Unsubsidized	22,486	422,760,676	57.5

Total	44,597	$735,741,967	100.0%

2003-11

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	125	$3,706,908	0.5%
October 1, 1993 through June 30, 2006	44,472	732,035,060	99.5
July 1, 2006 and later	0	0	0.0

Total	44,597	$735,741,967	100.0%

2003-11

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,031	$25,860,479	3.5%
College Assist	32	642,710	0.1
Educational Credit Management Corporation	891	16,937,459	2.3
Great Lakes Higher Education Corporation	569	11,731,019	1.6
Illinois Student Assistance Commission	1,525	20,845,657	2.8
Kentucky Higher Education Assistance Authority	173	2,113,165	0.3
Louisiana Office Of Student Financial Assistance	503	6,251,792	0.8
Michigan Guaranty Agency	554	7,542,105	1.0
Montana Guaranteed Student Loan Program	5	71,394	*
New Jersey Higher Education Student Assistance Authority	1,510	18,888,339	2.6
New York State Higher Education Services Corporation	5,430	75,715,051	10.3
Northwest Education Loan Association	3,413	50,092,663	6.8
Oklahoma Guaranteed Student Loan Program	952	12,453,336	1.7
Pennsylvania Higher Education Assistance Agency	4,118	58,420,892	7.9
Tennessee Student Assistance Corporation	487	6,879,989	0.9
Texas Guaranteed Student Loan Corporation	2,906	49,932,319	6.8
United Student Aid Funds, Inc.	19,498	371,363,597	50.5

Total	44,597	$735,741,967	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2003-11

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantors and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. ("USA Funds") was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended ("the Act") in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the "Federal Reinsurance Agreements") with the U.S. Secretary of Education (the "Secretary"). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a "guaranty agency" as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency's continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds' losses on default-claim payments made to lenders. The Higher Education Amendments of 1998

2003-11

(the "1998 Reauthorization Law") reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion.  Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds' "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	0.400%	0.394%	0.354%	0.313%	0.277%

USA Funds' "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	32.90%	32.17%	31.82%	30.55%	32.01%

USA Funds' "loss rate" represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the "loss rate" was as follows:

2003-11

	Loss Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	4.66%	4.71%	4.73%	4.74%	4.73%

In addition, USA Funds' "claims rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds' existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "claims rate" was as follows:
	Claims Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	1.69%	1.69%	1.58%	1.41%	1.48%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation ("HESC") was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education's Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC
2003-11

continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the "Federal Fund") and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):
	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency's reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC's reserve ratio for the last five federal fiscal years ending September 30 is as follows:
	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency's recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency's outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC's recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education's calculation method:
	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

2003-11

Claims Rate.  A guaranty agency's claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC's claims rate for each of the past five federal fiscal years ending September 30 is as follows:
	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

2003-11